UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2015

CAMBRIDGE CAPITAL ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36229	46-3774077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 South Flagler Drive, Suite 201, West Palm Beach, FL 33401

(Address of Principal Executive Offices) (Zip Code)

561 932-1600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01.	Entry into Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed on December 1, 2014 with the Securities and Exchange Commission (the “SEC”), on December 1, 2014, Cambridge Capital Acquisition Corporation (“Cambridge”) entered into a Business Combination Agreement (the “Merger Agreement”) with Cambridge Holdco, Inc. (“Holdco”), Cambridge Merger Sub, Inc. (“Merger Sub”), Parakou Tankers, Inc. (“Parakou”) and Mr. Por Liu. Pursuant to the Merger Agreement, subject to the satisfaction or waiver of certain conditions, (i) Cambridge will be merged with and into Holdco, with Holdco surviving the Merger (the “Cambridge Merger”) and (ii) Merger Sub will be merged with and into Parakou, with Parakou surviving the Merger and becoming the wholly-owned subsidiary of Holdco (the “Parakou Merger” and, together with the Cambridge Merger, the “Mergers”).

On April 21, 2015, Cambridge entered into Amendment No. 1 to the Merger Agreement (the “Amendment”), with Holdco, Merger Sub, Parakou and Mr. Por Liu. The amendments to the Merger Agreement contained in the Amendment include the following:

•	The number of common shares of Holdco, par value $.0001 (“Holdco Common Shares”), to be issued to Mr. Por Liu in exchange for all of the common shares of Parakou, par value $0.01, in connection with the Parakou Merger is reduced from 5,800,000 to 3,800,000.

•	It is a condition to Parakou’s obligation to consummate the Mergers that certain of Cambridge’s initial stockholders, including its officers and directors (the “Sponsors”), have entered into Amendment No. 1 to the Sponsors Agreement, dated as of December 1, 2014, by and between the Sponsors and Parakou in order to cancel an aggregate of 1,612,500 of their shares of common stock of Cambridge, par value $.0001 (“Cambridge Common Stock”), immediately prior to the consummation of the Cambridge Merger.

•	Each of Mr. Por Liu and the Sponsors will have the right to receive additional Holdco Common Shares (the “Earn Out Shares”) if, beginning on January 1, 2018, Holdco achieves certain Earnings Per Share (as defined in the Amendment) and Net Asset Value Per Share (as defined in the Amendment) targets for four successive quarters (the “Earn Out Targets”), or Holdco undergoes a Change of Control (as defined in the Amendment). Mr. Por Liu will have the right to receive up to 3,307,692 Earn Out Shares and the Sponsors will have the right to receive up to 1,404,808 Earn Out Shares. The Earn Out Targets and corresponding Earn Out Share issuances are as follows:

•	If, beginning January 1, 2018, Holdco reports that, for four (4) successive quarters, (i) Earnings Per Share, in the aggregate, is at least $3.50 per share, and (ii) the Net Asset Value Per Share is at least $17.60 per share (the “Initial Earn Out”), then Mr. Por Liu will be issued 1,102,564 Holdco Common Shares and the Sponsors (in the aggregate) will be issued 468,269 Holdco Common Shares.

•	Following the achievement of the Initial Earn Out, if Holdco reports that, for any succeeding four (4) successive quarters, (i) Earnings Per Share, in the aggregate, is at least $3.75 per share, and (ii) the Net Asset Value Per Share is at least $18.60 per share (the “Second Earn Out”), then Mr. Por Liu will be issued 1,102,564 Holdco Common Shares and the Sponsors (in the aggregate) will be issued 468,269 Holdco Common Shares.

•	Following the achievement of the Second Earn Out, if Holdco reports that, for any succeeding four (4) successive quarters, (i) Earnings Per Share, in the aggregate, is at least $4.00 per share, and (ii) the Net Asset Value Per Share is at least $19.60 per share, then Mr. Por Liu will be issued 1,102,564 Holdco Common Shares and the Sponsors (in the aggregate) will be issued 468,270 Holdco Common Shares.

•	In addition, in the event that, prior to the time when all earn out shares have been issued, Holdco undergoes a “change of control” (as defined in the Amendment) in which the Holdco Common Shares are valued in excess of (i) $13.00 per share (for a Change of Control that occurs prior to December 31, 2015), (ii) $14.00 per share (for a Change of Control that occurs prior to December 31, 2016) and (iii) $15.000 per share (for a Change of Control that occurs on or after January 1, 2017), then Mr. Por Liu and the Sponsors will receive the Earn Out Shares.

Additionally, on April 21, 2015, Holdco entered into Amendment No. 1 to the Shareholders Agreement (the “Shareholders Agreement Amendment”) with Mr. Por Liu and Mr. Benjamin Gordon, pursuant to which (i) Mr. Por Liu will have the right to designate for nomination to the Holdco board: (A) up to three individuals if Mr. Por Liu owns 20% or more of the issued and outstanding Holdco Common Shares, (B) up to two individuals if Mr. Por Liu owns less than 20% but 15% or more of the issued and outstanding Holdco Common Shares and (C) one individual if Mr. Por Liu owns less than 15% but 10% or more of the issued and outstanding Holdco Common Shares; and (ii) at the first meeting of shareholders of Holdco after the consummation of the mergers at which directors are elected to the board, if there is a vacancy on the board or the board determines not to recommend for election to the board a director who has been on its board, Mr. Benjamin Gordon will have the right to designate one individual for nomination to the Holdco board.

The above summary of the amendments is qualified in its entirety by reference to the full text of the Amendment and the Shareholders Agreement Amendment, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. You are urged to read the entire Merger Agreement (as filed with Cambridge’s definitive Proxy Statement/Prospectus), the Amendment, the Shareholders Agreement Amendment and the other exhibits attached hereto.

Item 8.01	Other Events.

On April 22, 2015, the Company issued a press release announcing (i) its entry into the Amendment and (ii) that it intends to convene and then adjourn, without conducting any business, its special meeting of stockholders until Friday, April 24, 2015 at 4:00 p.m. Eastern Time, in order to give its stockholders additional time to consider the supplemental proxy materials and to vote on the proposals to be considered at the special meeting. The special meeting will still be held at the offices of DLA Piper LLP (US), 200 South Biscayne Boulevard, Suite 2500, Miami, Florida 33131-5341. The press release is included as Exhibit 99.1 hereto.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits hereto include “forward-looking statements” within the meaning of U.S. federal securities laws. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and, consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements and factors that may cause such differences include, without limitation, the satisfaction of the closing conditions to the Business Combination; approval of the Business Combination by the Company’s stockholders; Cambridge’s and Parakou’s expectations with respect to future performance, growth and anticipated acquisitions; the anticipated financial impact of the Business Combination; ability to recognize the anticipated benefits of the Business Combination; costs related to the Business Combination; volatility in charter rates and profitability; demand for shipping of refined petroleum products; global economic conditions; changes in fuel prices; geopolitical events and regulatory changes; damages to vessels; acts of piracy, political instability, terrorist or other attacks, war or international hostilities; loss of key personnel; delays in deliveries of any newbuild product tankers; difficulty managing planned growth properly; seasonal and exchange rate fluctuations; access to additional financing; changes in tax laws; weather and natural disasters; changing interpretations of generally accepted accounting principles; inquiries and investigations and related litigation; continued compliance with government regulations; and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (“SEC”) by the Company or Holdco. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Additional Information and Where to Find It

The proposed Business Combination will be submitted to the stockholders of the Company for their consideration. In connection with the proposed Business Combination, Holdco has filed with the SEC the Registration Statement, which includes a proxy statement/prospectus for the stockholders of the Company. The Company and Holdco urge investors, stockholders and other interested persons to read the proxy statement/prospectus, as well as other documents filed with the SEC, because these documents contain important information. Such persons can also read the Company’s final prospectus, dated December 17, 2013, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, for a description of the security holdings of the Company’s officers and directors and of EarlyBirdCapital, Inc. (“EBC”) and their respective interests as security holders in the successful consummation of the transactions described herein. The Company’s definitive proxy statement, as included in Holdco’s Registration Statement, has been mailed to stockholders of the Company. Stockholders may also obtain a copy of such documents, without charge, by directing a request to: Cambridge Capital Acquisition Corporation, 525 South Flagler Drive, Suite 201, West Palm Beach, Florida 33701. These documents and the Company’s initial public offering final prospectus and Annual Report on Form 10-K can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in Solicitation

EBC, the managing underwriter of the Company’s initial public offering consummated in December 2013, is acting as the Company’s investment banker in the Business Combination, for which it will receive a fee. Additionally, Cowen and Company, LLC (“Cowen”) is also assisting the Company in connection with the Business Combination, for which it will receive a fee. The Company and its directors and executive officers, EBC and Cowen may be deemed to be participants in the solicitation of proxies for the special meeting of the Company’s stockholders to be held to approve the business combination described in the Registration Statement and Proxy. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed business combination is set forth in the Registration Statement of Holdco and the definitive Proxy Statement of the Company, each filed with the SEC on March 27, 2015. You can also find information about the Company’s executive officers and directors in its Annual Report on Form 10-K, which was filed with the SEC on March 3, 2015. You can obtain free copies of these documents from the Company using the contact information above.

Non-Solicitation

This Current Report on Form 8-K and the exhibit hereto are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, Holdco or Parakou, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit

10.1	Amendment No. 1 to the Business Combination Agreement.

10.2	Amendment No. 1 to the Shareholders Agreement.

99.1	Press release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2015

Cambridge Capital Acquisition Corporation

By:	/s/ Benjamin Gordon
Name:	Benjamin Gordon
Title:	Chief Executive Officer